Exhibit 99.2

WELCOME TO T E RITE AID Analyst Day 2020

Safe I-Iarbor Statement CAUTIONARY STAT M NT REGARDING FORWARD LOOKING STATEMENTS Statements in this presentation that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2020 and 2021; future financial and operational metrics and goals, including estimates for growth and deleveraging targets; the implementation and success of our new business strategy and various initiatives and objectives, including (i) improving our pharmacy benefit manager ("PBM") business, {ii) redefining the role of our pharmacists, {iii) updating our retail and digital experience; (iv) the roll-out of our future store concept, merchandising changes and rebranding efforts; (v) our plan to integrate nvisionRXOptions; and (vi) our plan to increase the sales volume and profitability of our existing brands and to enter the pet medication market; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend ," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: • • • our ability to successfully implement our new business strategy and improve the operating performance of our stores; our high level of indebtedness and our ability to satisfy our obligations and the other covenants contained in our debt agreements; general competitive, economic, industry, market, political (including healthcare reform), and regulatory conditions, including disruptions resulting from pandemics or epidemics (such as the coronavirus), as well as factors specific to the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; outcomes of legal and regulatory matters; our ability to partner and have relationships with health plans and health systems; risks related to the pending sale of the remaining Rite Aid distribution center and related assets to Walgreens Boots Alliance, Inc. ("WBA''), including the possibility that the transaction may not close; and the continued integration of our new senior management team and our ability to realize the benefits from our organizational restructuring. • • • • • • • 2 © 2020 Rite Aid. All rights reserved.

Safe I-Iarbor Statement (cont.) These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk !=actors) of our most recent Annual Report on l=orm 10-K and in other documents that we file or furnish with the Securities and E:xchange Commission (the "SE:C"), which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by our management relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligations to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. CAUTIONARY NOTE: RE:GARDING PRO I=ORMA INI=ORMATION The following presentation provides certain pro forma information regarding the impact of Rite Aid's pending sale of a distribution center and assets to WBA on Rite Aid's results of operations and capital structure. The pro forma information is for illustrative purposes only, was prepared by management in response to investor inquiries and is based upon a number of assumptions. The pro forma information assumes the completion of all the asset sales when they actually take place over an extended period of time. Additional items that may require adjustments to the pro forma information may be identified and could result in material changes to the information contained herein. The information in this presentation is not necessarily indicative of what actual financial results of Rite Aid would have been had the sale occurred on the dates or for the periods indicated, nor does it purport to project the financial results of Rite Aid for any future periods or as of any date. Such pro forma information has not been prepared in conformity with Regulation S-X. Rite Aid's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information. Accordingly, they do not express an opinion or provide any form of assurance with respect thereto. The information in this presentation should not be viewed in replacement of results prepared in compliance with Generally Accepted Accounting Principles or any pro forma financial statements subsequently required by the rules and regulations of the SE:C. 3 © 2020 Rite Aid. All rights reserved.

Non-GAAP Financial Measures The following presentation includes the non-GAAP financial measures, Adjusted EBITDA, EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share. Rite Aid defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LII=O adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, a non-recurring litigation settlement, severance, restructuring- related costs and costs related to facility closures and gain or loss on sale of assets). The current calculation of Adjusted EBITDA reflects a modification made in the third quarter of fiscal 2019 to eliminate the add back of revenue deferrals related to our customer loyalty program and to present amounts previously included within other as separate reconciling items. The presentation includes a reconciliation of Adjusted EBITDA and EBITDA to net income (loss), which is the most directly comparable GAAP financial measure. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, a non-recurring litigation settlement, gains or losses on debt retirements, LII=O adjustments, goodwill and intangible asset impairment charges, restructuring-related costs and the WBA merger termination fee. The current calculations of Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share reflect a modification made in the third quarter of fiscal 2019 to add back all amortization expenses rather than the amortization of EnvisionRx intangible assets only. Additionally, the add back of LII=O (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LII=O (credits) charges, and effectively reflects Rite Aid's results as if the company was on a 1=11=0 inventory basis. The presentation includes a reconciliation of Adjusted Net Income (Loss) to net income (loss), which is the most directly comparable GAAP financial measure. Not An Offer Of Any Security This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Rite Aid, and may not be relied upon in connection with the purchase or sale of any such security. 4 © 2020 Rite Aid. All rights reserved.

RITE AID

RITE AID

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RITE AID

Our pharmacists are uniquely positioned to serve our communities during Taking measures to protect our customers and associates this crisis • Cleaning surfaces rigorously in stores • • Contingency planning to ensure we can serve customers Instituting work from home policies Pandemic pay policy-flexible leave options and quarantine pay Taking steps to replenish supply of high-demand front end items Generic drug supply is sufficient Taking steps to offer further testing and clinical services as the situation evolves lmifi 12 © 2020 Rite Aid. All rights reserved.

Business Overview • • $22 billion in revenue We are a pharmacy services and retail company 6,400 pharmacists 2,400+ stores so,ooo associates 18 states with our retail pharmacies-we are heavily penetrated in key markets sooK scripts filled per day nvisionRxOptions: • • • • • • Almost $7 billion in revenue per year 3.7 million lives as million claims per year Over 1,500 clients • • • • • We also own HealthDialog, RediCiinic 13 © 2020 Rite Aid. All rights reserved.

Agenda l:illEI 14 © 2020 Rite Aid. All rights reserved. Closing and Q&A l='inancial Overview Digital and Omnichannel Strategy Retail Unlocking the Value of the Pharmacist l-lealthcare Strategy Introduction and Overview

PRESENTS • • 15 © 2020 Rite Aid. All rights reserved.

✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 16 © 2020 Rite Aid. All rights reserved.

17 © 2020 Rite Aid. All rights reserved.

18 © 2020 Rite Aid. All rights reserved.

Becoming the dominant mid-market PBM Unlocking the value of our pharmacists Renewing our retail and digital experience lmifi 19 © 2020 Rite Aid. All rights reserved.

PBM Opportunity 20 Source: Grandviewresearch.com © 2020 Rite Aid. All rights reserved.

nvisionRxOptions PHARMACY BENEFITS & SERVICES COMPANY RxBenefits Rxlnsurance DIVISIONS Individual Part D plans: RxPius & RxSecure mployer Group Waiver Plans ( GWP) Commercial Pharmacy Benefit Management Specialty Pharmacy Mail Pharmacy Laker Software Rx Savings PRODUCTS lmifi 21 © 2020 Rite Aid. All rights reserved.

PBM market represents a significant opportunity... I I I I I I ENVISION@ OPTIONS I I I I ... but has been largely operated as separate entities lm:TII 22 © 2020 Rite Aid. All rights reserved.

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30% 13% 24 © 2020 Rite Aid. All rights reserved.

25 © 2020 Rite Aid. All rights reserved.

26 © 2020 Rite Aid. All rights reserved.

Prescription Growth 4.38 BILLION 2019 27 Source : Statista.com; IVIcKin s ey

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million Source: National Alliance for Caregiving and 30 AARP. (2015). Caregiving in the U.S

 31 2o/o

Millennial GenX . 32

33 © 2020 Rite Aid. All rights reserved.

Digital and Omnichannel E:xperience 34

Store of the l=uture

radiate wellness - ,_1 • • 36

Becoming the dominant mid-market PBM Unlocking the value of our pharmacists Renewing our retail and digital experience lmifi 37 © 2020 Rite Aid. All rights reserved.

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PRESENTS • • 39 © 2020 Rite Aid. All rights reserved.

• • • • • • • • • • 40 © 2020 Rite Aid. All rights reserved.

41 © 2020 Rite Aid. All rights reserved.

Institute for Healthcare Improvement lm:TII 42 S o u r c e : II © 2020 Rite Aid. All rights reserved.

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l=ragmenting care I 44 Source: USA.PI-IILIPS.COM © 2020 Rite Aid. All rights reserved.

• • 45 © 2020 Rite Aid. All rights reserved.

• • • • • • • 46 © 2020 Rite Aid. All rights reserved.

• • • • • • • • 47 © 2020 Rite Aid. All rights reserved.

Rite Aid is a healthcare company... with a deliberate 80°/o+ of revenue from medications & pharmacy services retail footprint pharmacists 175M pharmacy transactions per year ook transactions each day lm:TII 48 © 2020 Rite Aid. All rights reserved.

49 © 2020 Rite Aid. All rights reserved.

Strong counter share in key states California Pennsylvania Michigan Ohio New York Washington Oregon 32°/o 21°/o 3°/o 15°/o 10°/o 42°/o 10°/o 18°/o 7°/o 10°/o 3°/o 25°/o 11°/o 25°/o 541 519 260 208 318 136 72 35°/o 66°/o 72°/o 62°/o 30°/o 42°/o 55°/o lmifi 50 Represents our position in CBSA's where we have a presence, based on store count as of Jan 25, 2020 © 2020 Rite Aid. All rights reserved.

l-lealth Plan Partnerships INCR AS D QUALITY LOWR COSTS IMPROV D CONSUM R NGAG M NT © 2020 Rite Aid. All rights reserved. lmifi 51

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SUPPORTING health plans • • • • • • • • • 53

54 @ 2020 Rite Ald.All rignts reserved.

\ I t 55

Wellness Rooms M AY VV!::. H(;LP YOU? e Get to a healthier Yo ? 9 Quit tobacco? learn t ips on nutri tion? f) Sl eep better? Feel less anx i ous? Stop the sniffles? Avoid the flu? Connect with an expert? Underslard your med:. (or your pets meds)? ---56

• • • • 57 © 2020 Rite Aid. All rights reserved.

Key Takeaways • Rite Aid is a healthcare company with a retail footprint • We are deep in our communities with local density required to win • Trust, access and independence important to health plans • Partner, not compete with health plans and providers • Focus on whole being health solutions lmifi 58 © 2020 Rite Aid. All rights reserved.

RITE AID

# Our business continues to grow with new wins and key renewals.

WAFFLE HOUSE

RUTH'S HOSPITALITY GROUP

AVIS

GoodRx

THE University of Vermont MEDICAL CENTER

Ohio Department of Aging

BOSTON MEDICAL CENTER HEALTHNet PLAN

City of Phoenix

EMPLOYERS HEALTH

MCS

Kansas Department of Labor

OHIO LABORERS Benefits

RxSaver By RetailMeNot™

Cerner

Cox HealthPlans CoxHealth THINKING HEALTH FORWARD

THE EAST BAY DRAYAGE DRIVERS SECURITY FUND

WABASH NATIONAL

JE DUNN CONSTRUCTION

VirginiaPremier

UFCW TRUST Working For Your Benefit

Blue Apron

DAVENPORT Community Schools GROWING EXCELLENCE

bright HEALTH

THE ARCHDIOCESE OF KANSAS CITY IN KANSAS

60

© 2020 Rite Aid. All rights reserved.

RITE AID

# EnvisionRxOptions is a pharmacy benefits and services company with a significant opportunity

| | | |
|---|---|---|
| 3.7M MEMBERS | Pharmacy Benefit Management | EnvisionRx · MedTrakRx · Laker Software |
| 1.5K+ CLIENTS | Mail & Specialty Pharmacies | EnvisionPharmacies |
| ~$7B REVENUE | Rx Cash Discount Programs | EnvisionSavings · EnvisionFertility |
| ~1,500 EMPLOYEES | Medicare Part D & Commercial | EnvisionInsurance |

61
© 2020 Rite Aid. All rights reserved.

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We have a significant opportunity •cvscaremark® for continued growth Magellan HEALTH. wel!dyne Y, II, I OPTUMRx· ENVISION@OPTIONS•-----------•• lv1ARKT SI-IAR : 1°/o 8PRIME T H E R A P :: lJ T I C s·• .-.... ? •, ,EXPRESS SCRIPTS• · Medimpact lmifi Source: Drug Channels Institute, 2020 Economic Report on U.S. Pharmacies and PBIV!s --------------63 © 2020 Rite Aid. All rights reserved.

Our value propositions are aligned to drive growth in our target segments Number of lives by target segment mployers:Mid-market mployers:Labor unions mployers:State & local gov't l-lealth Plans:Regional (all lines) l-lealth Plans: Provider-led (all lines) 24M 14M nM 79M 17M TOTAL: 145M lm:TII 64 Source: Dept. of Labor; McKinsey Study; internal data © 2020 Rite Aid. All rights reserved.

• • • • 65 © 2020 Rite Aid. All rights reserved.

EnvisionRx tvledTrakRx Laker Software EnvisionPharmacies EnvisionSavings Envision ertility EnvisionInsurance 66 Rx Cash Discount Programs Pharmacy Benefit tvlanagement

67 © 2020 Rite Aid. All rights reserved.

68 © 2020 Rite Aid. All rights reserved. • • • • • • • •

69 © 2020 Rite Aid. All rights reserved. F a m i l y w i t h k i d s w i t h d o g a n d p e t s

elrf<lr is an important part of Rite Aid's future • • Rebranding to establish a clear identity in the Investing in our capabilities market • • • Improving service nhancing our technology Driving consumer engagement and clinical outcomes lmifi 70 © 2020 Rite Aid. All rights reserved.

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lm:TII 72 © 2020 Rite Aid. All rights reserved. STOP THE SPREAD OF GERMS

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Pharmacists today are... l-lighly educated Knowledgeable Trusted Accessible ....but not working to their education the top of 74 mpowerthe Pharmacists Comprehensive Wellness

We will I=rom empower our pharmacists as whole To health advocates Inaccessible Underutilized l=ront-and-center Top-of-education lm:TII 77 © 2020 Rite Aid. All rights reserved.

Changing pharmacist behavior TODAY TOMORROW 80°/o 20°/o 20°/o away from consumer 80°/o engaging with consumer away from consumer engaging with consumer lm:TII 78 © 2020 Rite Aid. All rights reserved.

nabling more interaction by... Implementing workflow changes Changing workspace nhancing roles& responsibilities ... to empower and energize pharmacists to deliver on- demand guidance 79

Our pharmacists are well-positioned to empower whole being health 26 15K of Rite Aid pharmacists would like to spend more time with consumers of consumers trust their pharmacists as healthcare advocates Annual consumer retail pharmacy visits, versus -2 primary care office visits pharmacists are graduating each year 80 Source' Drug Topics "Pharmacist. Top Most Trusted Professionals in Gallup Poll" © 2020 Rite Aid. All rights reserved.

E:mpowering whole-being health • Immunizations, diabetes education, etc. help pharmacists support Shifting from: Inaccessible Underutilized consumer's overall wellbeing • • • • Shifting to: J=ront-and-center Performing at top of • • • license and education Equipped with empowering technology lmifi 81 © 2020 Rite Aid. All rights reserved.

Going beyond "healthy"... Wellness Concierge approach Keep consumers up to date on the latest breakthroughs NO MOR : • • • Assembly line pharmacy Confusion over truth or hype Wondering who to call ... to help our consumer TI-IRIV ! 82

83 © 2020 Rite Aid. All rights reserved. F a m i l y w i t h k i d s w i t h d o g a n d p e t s

84 © 2020 Rite Aid. All rights reserved. F a m i l y w i t h k i d s w i t h d o g a n d p e t s

85 © 2020 Rite Aid. All rights reserved.

Rebalancing roles and labor mix • L AN Process Identifying opportunities to streamline pharmacy workflow to free up time for our pharmacists • • Improve quality and quantity of support staff Pharmacists who love being there, doing what they were trained to do Proactively engaging consumers Providing additional recommendations Delivering key services • • • • • Re-engineering the pharmacy workflow Technicians can perform many prescription filling tasks entering data, counting pills, etc. • • reeing up technicians and pharmacists through L AN automation lmifi 86 © 2020 Rite Aid. All rights reserved.

87 © 2020 Rite Aid. All rights reserved.

Key Takeaways 6,400 pharmacists are our greatest resource • • • Maximize pharmacist potential Improve consumer experience • We want to be the consumer's choice for prescriptions • Pharmacy is central to Rite and wellness destination Aid's positioning as a health lmifi 88 © 2020 Rite Aid. All rights reserved.

WELCOME TO T E RITE AID Analyst Day 2020

•• RITE AID

Retail Consumer Insights 91 © 2020 Rite Aid. All rights reserved.

# We will radically change consumer brand perceptions

**From:**


Indifferent


Patient focused


Dispensing medication


Selling everything


Old / stodgy


Single generational

**To:**


Warm and welcoming


Consumer and caregiver focused


Dispensing whole health guidance


Wholesome curation


Fun and fresh


Multi-generational

92

© 2020 Rite Aid. All rights reserved.

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Rebranding Rite Aid lm:TII 94 © 2020 Rite Aid. All rights reserved.

95 © 2020 Rite Aid. All rights reserved.

Merchandising:We will overhaul our assortment approach to support broader strategy lm:TII 96 © 2020 Rite Aid. All rights reserved.

Own Brands million margin benefit +$100 VITAMIN ZINC·C ullimat her peppermint eucalyptus BAR SOAP IO!t I .. c .. ' t ----- e- t.o V['l 3fl0ltlhij 97 © 2020 Rite Aid. All rights reserved. WITH ESSENTIAL OILS GlUTEN • NO Wl.fAT($ t.-...'" uoao v.. lOI DUITARYSUPPUEM!NT

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• • • • 99 © 2020 Rite Aid. All rights reserved.

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Seamless Consumer xperience lmifi 101 © 2020 Rite Aid. All rights reserved.

102

© 2020 Rite Aid. All rights reserved.

Key Takeaways • Millennial, Gen X women as new growth target consumer • Targeting growing households • Relaunching the Rite Aid brand • Overhauling merchandising to support whole-being health • Store of the Future to be rolled out in a staged market approach lmifi 104 © 2020 Rite Aid. All rights reserved.

RITE AID

106 © 2020 Rite Aid. All rights reserved.

107 © 2020 Rite Aid. All rights reserved.

108 © 2020 Rite Aid. All rights reserved.

© 2020 Rite Aid. All rights reserved.

Omnichannel: • • • • • • • Increase foot traffic Enhance in-store and drive thru Convenient checkout Digital signage Scan-and-go Buy online, pick up in-store Pay and Go Technologies: • • • • Endless aisle Digital kiosks Self-checkout Mobile scan and checkout 110

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111

© 2020 Rite Aid. All rights reserved.

RITE AID

Auto Refill 8 Prescriptions 0 Transfer R x e SHOP DIET & FITNESS Link Family Members My R x Score MORE) f) Chat Medication Reminders i Pharmacy § Shop CD Weekly Ad § Pharmacy Shop Coupons CD (Ql Photo (Ql Coupons Weekly Ad Photo 112 © 2020 Rite Aid. All rights reserved.

Key Takeaways • Radically transforming digital landscape • Focus on customer experience, digital and physical • New PBtv1 digital platform provides differentiated member experience • Opening new revenue streams while providing much greater holistic care • Making interaction more efficient and convenient lmifi 113 © 2020 Rite Aid. All rights reserved.

Matt Schroeder Financial Overview 114

Substantial Progress Made to Date: • Business performance has steadily improved throughout the year: Strong script comp growth and improving J: xpanding PBM BITDA margins - - sales - Strong expense control • Significant debt reduction and leverage ratio improvement Proforma leverage ratio reduced from 6.8x in Q2 to 5.3x in 04 - - CMS receivable securitization Working capital initiatives • I;:xtension of 35°/o of 2023 bond maturities • Liquidity of $2 billion 115 © 2020 Rite Aid. All rights reserved.

We ex ect our strate ic turnaround to deliver meanin ful value Longer-term: Realize significant benefits Revenue growth, particularly in PBM Script growth Adjusted EBITDA growth Improve leverage ratio lmifi 116 © 2020 Rite Aid. All rights reserved.

l=ocus on Efficiency and Expense Control • Owned brand expansion • Reduce reliance on promotional sales • Retail and PBM back-office consolidation • Renewed focus on decreasing indirect procurement costs • Central Fill expansion • Self-checkout expansion • Call center rationalization • Reduction of circular advertising (digital reinvestment) 117

Investments Focused on the greatest return Brand roll out, physical refreshes and Store of the Future remodels Continue to aggressively spend on prescription buys Technology and digital initiatives 118 © 2020 Rite Aid. All rights reserved.

J=Y 2021 Guidance* • xpect strong prescription count growth Growth in revenues in the PBtv1 Aggressively control costs • • • Continued reimbursement rate pressure lm:TII *Does not include impact from coronavirus 119 © 2020 Rite Aid. All rights reserved.

J=Y 2021 Guidance* (cont.) Total Revenue in the range of $22.5 - $22.9 billion • • Retail Pharmacy Segment Same store sales increases of 1.5°/o-2.5°/o • • Pharmacy Services Segment PBM revenue in range of $6.75 - $6.85 billion • Adjusted E:BITDA to be between $500 and $540 • million $0.22 per share • Adjusted net income per share between a loss of and income of $0.19 per share lm:TII *Does not include impact from coronavirus © 2020 Rite Aid. All rights reserved. 120

I=Y 2021 Guidance* (cont.) • Restructuring charges of approx. $60 million in iscal 2021 • Will not be included in Adjusted EBITDA • Include costs to relaunch the brand and transition out of certain merchandise lines • Cash flow from operations of $400 - $450 million • Includes working capital benefit of approx.$200 million • Expect $350 million in capital expenditures to invest and use remainder to reduce debt lmifi *Does not include impact from coronavirus © 2020 Rite Aid. All rights reserved. 121

Long-Term Guidance (yearend FY 2023) PBM Revenue igh-Single to Low-Double Digit Growth Same Store Scripts Mid-Single Digit Growth l=ront nd Revenue Low-Single Digit Growth l=ront nd & PBM Margins SG&A Adjusted BITDA l=ree Cash Flow -4.0x Leverage Ratio lm:TII 122 © 2020 Rite Aid. All rights reserved.

Current Maturity Profile $ in millions FILO Term Loan. ABL Funded. Senior Secured Notes • Senior Unsecured Notes •Senior Unsecured (Guaranteed) Notes 0 4 123 Note: !vraturities reflect calendar year. Amounts reflect face value and are not net of unamortized debt issuance costs. © 2020 Rite Aid. All rights reserved. 0 0. N 4.+-en $3,000 $1,500 $0 2020 2021 2022 2023 2025 2027 $29 2028

• • • • • 124 © 2020 Rite Aid. All rights reserved.

#lPharmacy for Removing Harmful Chemicals 125

Key Takeaways Shareholder value to be driven by: • • • • PBM revenue growth Script count and front-end sales growth xpense control Working capital management This will enable us to: • • • • Invest in the business Reduce debt Generate free cash Grow adjusted BITDA lm:TII 126 © 2020 Rite Aid. All rights reserved.

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Becoming the dominant mid-market PBM Unlocking the value Revitalize our retail and digital experience of our pharmacists lmifi 128 © 2020 Rite Aid. All rights reserved.

WELCOME TO T E RITE AID Analyst Day 2020

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FY 2020 Guidance $in thousands igh $ Total Revenues $ 21,900,000 21,925,000 Same store sales 1.10°/o Gross Capital Expenditures $ 215,000 $ 215,000 Reconciliation of net loss to adjusted EBITDA: Net loss Adjustments: Interest expense Income tax expense Depreciation and amortization LIO charge Lease termination and impairment charges Gain on debt retirements,net Restructuring-related costs Other Adjusted EBITDA $ $ (189,000) (184,000) 235,000 40,000 330,000 10,000 35,000 (56,000) 100,000 25,000 235,000 40,000 330,000 10,000 35,000 (56,000) 100,000 25,000 $ $ 530,000 535,000 lmifi 133 © 2020 Rite Aid. All rights reserved. Guidance Range Low

FY 2021 Guidance $in thousands Range Low $ $ Total Revenues 22,500,000 22,900,000 PBM Revenues $ $ 6,750,000 6,850,000 Same store sales 2.50o/o Gross Capital xpenditures $ $ 350,000 350,000 Reconciliation of net loss to adjusted Net loss Adjustments: Interest expense Income tax expense BITDA: $ $ (119,000) (91,000) 215,000 3,000 317,000 (35,000) 41,000 60,000 18,000 215,000 15,000 317,000 (35,000) 41,000 60,000 18,000 Depreciation and amortization LIO credit Lease termination and impairment charges Restructuring-related costs Other Adjusted BITDA $ 500,000 $ 540,000 lmifi 134 © 2020 Rite Aid. All rights reserved. Guidance High

FY 2021 Guidance (cont.) $in thousands Net loss Add back-income tax expense Loss before income taxes $ $ (119,000) 3,000 (91,000) 15,000 (116,000) (76,000) Adjustments: Amortization expense Ll1=0 credit Restructuring-related costs 64,000 (35,000) 60,000 64,000 (35,000) 60,000 Adjusted (loss) income before adjusted income taxes (27,000) 13,000 Adjusted income tax (benefit) expense Adjusted net (loss) income (15,000) 3,000 $ (12,000) $ 10,000 Diluted adjusted net (loss) income per share $ $ (0.22) 0.19 135 © 2020 Rite Aid. All rights reserved. High Low Guidance Range

FY 2021 Guidance (cont.) $in thousands Adjusted BITDA Cash interest expense Restructuring-related costs Closed store rent Working capital benefit Cash flow from operations Gross capital expenditures ree cash flow $ $ 500,000 (210,000) (60,000) (30,000) 200,000 540,000 (210,000) (60,000) (30,000) 210,000 400,000 (350,000) 450,000 (350,000) $ 50,000 $ 100,000 136 © 2020 Rite Aid. All rights reserved. l-ligh Low Guidance Range

FY 2021 Capital Expenditure Guidance $in millions FV2021 New and Relocated Stores Remodels $ 10 50 85 75 50 80 External Refreshes IT Investments File Buys and Merchandising Maintenance CapEx $ 350 lmifi 137 © 2020 Rite Aid. All rights reserved.